Securities and Exchange Commission
Washington, D.C.  20549

We have read Applied Computer Technology, Inc.'s statements included under Item 4 of its Form 8-K for September 16, 1996,and we agree with such statements.

/s/ Brockand Company CPAs, P.C.
Certified Public Accountants

Fort Collins, CO
September 13, 1996